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                                                                    EXHIBIT 10.6

                                AMENDMENT NO.  2


     AMENDMENT NO. 2, dated as of December 31, 1997 ("Amendment No. 2"), to the CREDIT AGREEMENT, dated as of September 30, 1996 (the "Credit Agreement"), among Spelling Entertainment Group Inc. and its Subsidiaries listed therein, as Borrowers and VIACOM INC., as Lender.

                              W I T N E S S E T H:
                              -------------------

     WHEREAS, the Borrowers have requested an amendment be made to a certain provision of the Credit Agreement;

     WHEREAS, the parties who have heretofore entered into the Credit Agreement now desire to amend such provision of such agreement.

     NOW, THEREFORE, the parties hereto agree as follows:

     SECTION 1.  Amendment.  Article I of the Credit Agreement is hereby amended
                 ---------
by deleting the date "December 31, 1998" in the definition of "Final Loan Maturity Date" and substituting the date "December 31, 1999" therefor.

     SECTION 2.  Effectiveness.  This Amendment No. 2 will be effective as of
                 -------------
December 31, 1997 upon the execution thereof by the Lender and each of the Borrowers.

     SECTION 3.  Representations and Warranties.  Each Borrower hereby
                 ------------------------------
represents and warrants that as of the date hereof after giving effect to this Amendment No. 2, no Default or Event of Default shall exist or be continuing under the Credit Agreement.

     SECTION 4.  Miscellaneous.  (a) Capitalized terms used herein and not
                 -------------
otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

     (b) Except as amended hereby, all of the terms of the Credit Agreement shall remain and continue in full force and effect and are hereby confirmed in all respects.

     (c) This Amendment No. 2 may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto were upon the same instrument.

     (d) THIS AMENDMENT NO. 2 AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
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     SECTION  5.  Guarantor Confirmation.  By signing below, the Guarantors
                  ----------------------
hereby agree to the terms of the foregoing Amendment No. 2 and confirm that the Guaranty remains in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                              BORROWERS AND GUARANTORS
                              ------------------------
                              SPELLING ENTERTAINMENT GROUP INC.
                              SPELLING ENTERTAINMENT INC.
                              AARON SPELLING PRODUCTIONS, INC.
                              LAUREL ENTERTAINMENT, INC.
                              SPELLING FILMS INC.
                              SPELLING TELEVISION INC.
                              TORAND PRODUCTIONS INC.
                              WORLDVISION ENTERPRISES INC.
                              HAMILTON PROJECTS, INC.
                              WILSHIRE ENTERTAINMENT INC.
                              SPELLING SATELLITE NETWORKS, INC.
                              BIG TICKET TELEVISION INC.
                              REPUBLIC ENTERTAINMENT INC.
                              REPUBLIC DISTRIBUTION CORPORATION
                              VIRGIN INTERACTIVE ENTERTAINMENT, INC.
                              VIE HOLDING COMPANY
                              WESTWOOD STUDIOS INC.

                              By:  /s/ Ross G. Landsbaum
                                   ---------------------------------------
                                   ROSS G. LANDSBAUM
                                   As an authorized officer of each of the
                                   foregoing corporations

                              Address:  5700 Wilshire Boulevard
                                        Los Angeles, California 90036

                              LENDER
                              ------
                              VIACOM INC.

                              By:  /s/  George S. Smith, Jr.
                                   ----------------------------------------
                                   GEORGE S. SMITH, JR.
                              Title: Senior Vice President,
                                     Chief Financial Officer
                              Address: 1515 Broadway
                                       New York, New York 10036